UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2008

Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854
(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118
(Address of Principal Executive Offices)	(Zip Code)

(888) 220-6121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

▪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

▪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

▪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

▪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 6, 2008, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K (the "Initial Report") with regard to the acquisition of 2555 Grand on February 29, 2008 by Hines REIT Properties 2555 Grand LLC. 2555 Grand is a 24-story office building located in the Crown Center submarket of Kansas City, Missouri, as described in the Initial Report.  Hines REIT 2555 Grand LLC is a wholly-owned subsidiary of Hines REIT Properties, L.P., the majority-owned subsidiary of Hines REIT. After reasonable inquiry, Hines REIT is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

2555 Grand, Kansas City, Missouri —For the Year Ended December 31, 2007

Independent Auditors’ Report
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Hines Real Estate Investment Trust, Inc.

Unaudited Pro Forma Consolidated Financial Statement for the Year Ended December 31, 2007
Notes to Unaudited Pro Forma Consolidated Financial Statement

(d) Exhibits - None.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     HINES REAL ESTATE INVESTMENT TRUST, INC.

May 14, 2008                                                                                     By:   /s/ Ryan T. Sims
                                                       Ryan T. Sims
                                                                   Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT

To the Partners of
Hines REIT Properties, L.P.

We have audited the accompanying statement of revenue and certain operating expenses (the “Historical Summary”) of the property located at 2555 Grand, Kansas City, Missouri (the “Property”) for the year ended December 31, 2007. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of  expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 2 to the Historical Summary of the Property for the year ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Houston, Texas
April 14, 2008

2555 GRAND, KANSAS CITY, MISSOURI
STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2007

Revenue-
Rental revenue	$15,755,116
Certain Operating Expenses:
Utilities	773,746
Real estate taxes	96,757
Business property taxes	78,815
Repairs and maintenance	895,287
Cleaning services	87,052
Salaries and wages	780,329
Building management services	94,290
Insurance	47,463
Total certain operating expenses	2,853,739
Revenue in excess of certain operating expenses	$12,901,377

See accompanying notes to statement of revenue and certain operating expenses.

2555 GRAND, KANSAS CITY, MISSOURI
NOTES TO STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2007

(1)              Organization

2555 Grand (the “Property”) is a 24-story office building located in Kansas City, Missouri that contains 595,607 square feet (unaudited) of office space. Hines Real Estate Investment Trust, Inc. (“Hines REIT”) acquired the Property through Hines REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”). The acquisition was completed on February 29, 2008 by Hines REIT 2555 Grand LLC, a wholly-owned subsidiary of the Operating Partnership.

(2)              Basis of Presentation

The statement of revenue and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenue and operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3)              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

(4)              Significant Accounting Policies

(a)                       Revenue Recognition

The Property’s operations consist of rental revenue earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses.  All leases with the tenants are net leases and leases have been accounted for as operating leases.  Rental revenue is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which resulted in rental revenue in excess of contractual rent of $1,228,719 for the year ended December 31, 2007.

(b)                       Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

2555 GRAND, KANSAS CITY, MISSOURI
NOTES TO STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES – (Continued)

(5)              Rental Revenue

The aggregate annual minimum future rental revenue on noncancelable operating leases in effect as of December 31, 2007 is as follows:

Year ended December 31:	Amount
2008	$11,886,119
2009	12,118,617
2010	12,362,320
2011	12,606,518
2012	12,861,637
Thereafter	162,298,937

Total minimum future rental revenue represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, operating expenses and real estate taxes. There were no contingent rents for the year-ended December 31, 2007.

Of the total rental revenue for the year ended December 31, 2007, approximately 100% was earned from one tenant in the legal industry, whose lease expires in February 2024.

* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2007:

Property Name	Date of Acquisition	Purchase Price
Laguna Buildings	January 3, 2007	$118.0 million
Atrium on Bay	February 26, 2007	$215.6 million
Seattle Design Center	June 22, 2007	$56.8 million
5th and Bell	June 28, 2007	$72.2 million
Rio Distribution Park	July 2, 2007	$53.7 million
3 Huntington Quadrangle	July 19, 2007	$87.0 million
One Wilshire	August 1, 2007	$287.0 million
Minneapolis Office/Flex Portfolio	September 28, 2007	$87.0 million
JPMorgan Chase Tower	November 16, 2007	$289.6 million
2555 Grand	February 29, 2008	$155.8 million
Raytheon/DirecTV Buildings	March 13, 2008	$120.0 million

 Additionally, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) totaling $58.0 million during the year ended December 31, 2007 and owned a 32.0% non-managing general partner interest in the Core Fund as of December 31, 2007.

 On July 2, 2007, the Company acquired a 50% interest in Rio Distribution Park, an industrial property located in Rio de Janeiro, Brazil, through a joint venture with another affiliate of Hines. The Company accounts for its investment in Rio Distribution Park using the equity method of accounting.

The unaudited pro forma consolidated statement of operations assumes the $58.0 million in investments in the Core Fund, the investment in Rio Distribution Park and all of the Company’s acquisitions listed above occurred on January 1, 2007.

 In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2007, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007
(In thousands)

	Year Ended December 31, 2007	Adjustments		Pro Forma
Revenues:
Rental revenue	$166,610	$98,760	(a)	$265,370
Other revenue	12,966	9,768	(a)	22,734
Total revenues	179,576	108,528		288,104
Expenses:
Property operating expenses	48,221	25,480	(a)	73,701
Real property taxes	25,834	11,897	(a)	37,731
Property management fees	4,374	2,481	(a)	6,855
Depreciation and amortization	68,151	43,171	(a)	111,322
Asset management and acquisition fees	29,939	2,758	(b)	32,697
Organizational and offering expenses	7,583	—		7,583
General and administrative expenses	4,570	—		4,570
Total expenses	188,672	85,787		274,459
Income (loss) before other income (expenses), income tax expense and (income) loss allocated to minority interests	(9,096)	22,741		13,645
Equity in losses of unconsolidated entities	(8,288)	(4,933)	(c)	(13,221)
Loss on derivative instruments, net	(25,542)	—		(25,542)
Gain on foreign currency transactions	134	—		134
Interest expense	(47,835)	(30,569)	(d)	(78,404)
Interest income	5,321	—		5,321
Loss before income tax expense and income allocated to minority interests	(85,306)	(12,761)		(98,067)
Income tax expense	(1,068)	—		(1,068)
Income allocated to minority interests	(1,266)			(1,266)
Net loss	$(87,640)	$(12,761)		$(100,401)
Basic and diluted loss per common share:
Loss per common share	$(0.70)	$(0.74)		$(0.70)
Weighted average number common shares outstanding	125,776	17,314	(e)	143,090

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2007

(a)
To record the pro forma effect of the Company’s acquisitions of the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, 3 Huntington Quadrangle, One Wilshire, the Minneapolis Office/Flex Portfolio, JPMorgan Chase Tower, 2555 Grand and the Raytheon/DirecTV Buildings assuming that the acquisitions had occurred on January 1, 2007.

(b)
To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of 2555 Grand and the Raytheon/DirecTV Buildings.

(c)
To record the pro forma effect on the Company’s equity in income of the Core Fund and Rio Distribution Park assuming that the Company’s additional investment in the Core Fund, the Core Fund’s acquisitions of the Sacramento Properties, Charlotte Plaza, the Carillon building, Renaissance Square and One North Wacker, and the Company’s acquisition of Rio Distribution Park had occurred on January 1, 2007.

(d)
To record the pro forma effect of the Company’s interest expense assuming that the Company had permanent financing in place as of January 1, 2007 related to its acquisitions of the Daytona Buildings, the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, 3 Huntington Quadrangle, One Wilshire, the Minneapolis Office/Flex Portfolio, JPMorgan Chase Tower, 2555 Grand and the Raytheon/DirecTV Buildings. The financing for each acquisition is described as follows:

●           $119.0 million mortgage at 5.355% under its pooled mortgage facility with HSH Nordbank for the purchase of the Daytona Buildings and the Laguna Buildings;
●           $190.0 million CAD ($163.9 million USD as of February 26, 2007) mortgage upon the acquisition of Atrium on Bay at a rate of 5.33%;
●           $70.0 million mortgage at 6.03% under its pooled mortgage facility with HSH Nordbank for the purchase of Seattle Design Center and 5th and Bell;
●           $48.0 million mortgage at 5.98% under its pooled mortgage facility with HSH Nordbank for the purchase of 3 Huntington Quadrangle;
●           $159.5 million mortgage with Prudential at 5.98% for the purchase of One Wilshire;
●           $205.0 million mortgage with Metropolitan Life Insurance Company at a rate of 5.7%, for the acquisition of the JPMorgan Chase Tower and the Minneapolis Office/Flex Portfolio;
●           $86.0 million mortgage with New York State Teachers’ Retirement System at a rate of 5.375%, for the acquisition of 2555 Grand; and
●           assumed a $54.2 million mortgage with IXIS Real Estate Capital Inc. at a rate of 5.675%, in connection with the acquisition of the Raytheon/DirecTV Buildings.

(e)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (a) above, less amounts received from the financing activities described in (d) above.

HINES REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2007

(1)  Investment Properties Acquired After January 1, 2007

On January 3, 2007, the Company acquired six office buildings located on N.E. 31st Way in Redmond, Washington (the “Laguna Buildings”). Four of the buildings were constructed in the 1960’s, while the remaining two buildings were constructed in 1998 and 1999. In aggregate, the buildings contain 464,701 square feet of rentable area.

On February 26, 2007, the Company acquired Atrium on Bay, a mixed-use office and retail complex located in the Downtown North submarket of the central business district of Toronto, Canada. Atrium on Bay is comprised of three office towers, a two-story retail mall, and a two-story parking garage. The buildings were constructed in 1984 and consist of 1,070,287 square feet of rentable area. The contract purchase price of Atrium on Bay was approximately $250.0 million CAD (approximately $215.6 million USD as of February 26, 2007), exclusive of transaction costs, financing fees and working capital reserves. The financial statements of Atrium on Bay were translated from Canadian Dollars, the property’s functional currency, into United States Dollars for reporting purposes.

On June 22, 2007, the Company acquired Seattle Design Center, a mixed-use office and retail complex that contains 390,684 square feet of rentable area, located in Seattle, Washington. The complex consists of two buildings, one constructed in 1973 and the other in 1983.

On June 28, 2007, the Company acquired 5th and Bell, a six-story office building that contains 197,135 square feet of rentable area, located in Seattle, Washington. The building was constructed in 2002.

On July 2, 2007, the Company acquired a 50% interest in Rio Distribution Park, an industrial property located in Rio de Janeiro, Brazil for $103.7 million BRL ($53.7 million USD as of July 2, 2007) through a joint venture with an affiliate of Hines. The property consists of four industrial buildings that contain 693,115 square feet of rentable area. The buildings were constructed in various years from 2001 to 2007.

On July 19, 2007, the Company acquired 3 Huntington Quadrangle, an office complex that contains 407,731 square feet of rentable area, located on Long Island in New York. The complex consists of two four-story buildings constructed in 1971.

On August 1, 2007, the Company acquired One Wilshire, a thirty-story office building that contains 661,553 square feet of rentable area, located in Los Angeles, California. The building was constructed in 1966 and renovated in 1992.

On September 28, 2007, the Company acquired the Minneapolis Office/Flex Portfolio, a collection of nine office/flex buildings located in the I-494, I-394, and Midway submarkets of Minneapolis, Minnesota. The buildings were constructed between 1986 and 1999.

On November 16, 2007, the Company acquired JPMorgan Chase Tower, a fifty five-story office building that contains 1,242,590 square feet of rentable area, located in Dallas, Texas. The building was constructed in 1987.

On February 29, 2008, the Company acquired 2555 Grand, a 24-story office building that contains 595,607 square feet of rentable area, located in Kansas City, Missouri. The building was constructed in 2003.

On March 13, 2008, the Company acquired the Raytheon/DirecTV Buildings, a complex consisting of two buildings located in El Segundo, California. The building was constructed in 1976.

The unaudited pro forma consolidated statement of operations of the Company assumes that all acquisitions described above occurred on January 1, 2007.

 (2)  Core Fund Properties Acquired After January 1, 2007

The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.

On May 1, 2007, the Core Fund purchased a portfolio of six office properties located in Sacramento, California (collectively the “Sacramento Properties”). The Sacramento Properties include 15 office buildings located in and around the Sacramento metropolitan area that contain approximately 1.4 million square feet. The contract purchase price of the Sacramento Properties was $490.2 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $273.3 million. The Core Fund currently holds approximately a 68.56% interest in the Sacramento Properties. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.36%, and 11.08%, respectively.

On June 20, 2007, the Core Fund purchased Charlotte Plaza, a 27-story office building located in Charlotte, N.C. The building was constructed in 1981. The contract purchase price of Charlotte Plaza was $175.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $97.5 million. The Core Fund currently holds approximately a 85.91% interest in Charlotte Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.20% and 13.89%, respectively.

On July 2, 2007, the Core Fund purchased the Carillon building, a 24-story office building located in Charlotte, N.C. The building was constructed in 1989. The contract purchase price of the Carillon building was $140.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $78.0 million. The Core Fund currently holds approximately a 85.91% interest in the Carillon building. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.20% and 13.89%, respectively.

On December 27, 2007, the Core Fund purchased Renaissance Square, a complex consisting of two office buildings located in Phoenix, Arizona. The buildings were constructed between 1987 and 1989. The contract purchase price of Renaissance Square was $270.9 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was assumed in the amount of $188.8 million. The Core Fund currently holds approximately a 85.91% interest in Renaissance Square. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.20% and 13.89%, respectively.

On March 31, 2008, the Core Fund purchased One North Wacker, a 51-story office building located in Chicago, Illinois. The building was constructed in 2001. The contract purchase price of One North Wacker was $540.0 million, excluding transaction costs, financing fees and working capital reserves. The Core Fund currently holds approximately an 81.11% interest in One North Wacker. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.11% and 18.78%, respectively.

The unaudited pro forma condensed consolidated statement of operations of the Core Fund summarized below assumes that all acquisitions described above occurred on January 1, 2007.

    The unaudited pro forma consolidated financial statement of the Company has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence, but does not exercise financial and operating control, over the Core Fund.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2007

Year Ended December 31, 2007
Revenues and other income	$538,461
Expenses:
Operating	230,352
Interest	135,700
Depreciation and amortization	225,140
Total expenses	591,192
Minority interest	9,760
Net loss	$(42,971)

* * * * *